UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the

Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

Royalty Management Holding Corporation

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14c-5(g)

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule, or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ROYALTY MANAGEMENT HOLDING CORPORATION

November 27, 2024

Dear Shareholders:

The enclosed Information Statement is being furnished to the holders of record of shares of the Class A Common Stock (or the “Common Stock”) of Royalty Management Holding Corporation, a Delaware corporation (the “Company” or “RMCO”), as of the close of business on the record date, November 25, 2024.

The purpose of the Information Statement is to notify our shareholders that on November 25, 2024, the Company received a written consent in lieu of a meeting of shareholders (the “Written Consent”) from the shareholders holding a majority of the common shares voting rights of the Company, specifically the shareholders listed below, the holder of a combined 9,947,073 votes of our Common Stock representing 66.7% of the voting rights of the issued and outstanding shares of our common stock.

Name of Shareholder	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Owned

American Opportunity Ventures LLC	2,626,500	17.6%
Liberty Hill Capital Management LLC	1,420,108	9.5%
First Frontier Capital LLC	1,189,708	8.0%
White River Holdings LLC	1,106,679	7.4%
Homewood Holdings LLC	1,052,377	7.1%
Midwest General Investment Company LLC	995,953	6.7%
White River Ventures LLC	864,196	5.8%
T Squared Partners LP	691,552	4.7%

The Written Consent adopted resolutions and approved the following:

1.       The Company shall change its domestication from the State of Delaware, where the Company is currently domiciled, to the State of Florida, and the Company shall refile any organizational documents, including the Company’s By-Laws, to reflect and effect this change.

2.       The Company is approved to engage CM3 Advisory for the 2024 year-end audit.

3.       Thomas Sauve, current Chairman of the Board of Directors of the Company, will resign as Chairman, but remain as Director of the Company.  Furthermore, the Company shall appoint D. Joshua Hawes as Chairman of the Board of Directors, which Mr. Hawes has accepted.

4.       The number of Directors on the Board of Directors of the Company has expanded to be five individuals from the current four.  Benjamin Wrightsman has been replaced as Director of the Company with W. Benjamin Kincaid, which Mr. Kincaid has accepted.  Mr. Kincaid will serve as the Chairman of the Nominating Committee of the Board of Directors and serve as member of the Board’s Compensation Committee and Audit Committee.

5.       The remaining Directors of the Company, specifically Ms. Griffith and Mr. Smith, have been appointed for another term.

You are urged to read the Information Statement in its entirety for a description of the actions taken by the majority of shareholders of the Company.  A copy of the Written Consent is attached as an exhibit to the Information Statement.

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THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND NO

STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH IS

DESCRIBED HEREIN, WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND

YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

No action is required by you.  The enclosed Information Statement is being furnished to you to inform you that the foregoing actions have been approved by the holders of at least a majority of the voting rights of the issued and outstanding Common Stock of the Company. Because shareholders holding at least a majority of the voting rights of our outstanding Common Stock have voted in favor of the foregoing actions and have sufficient voting power to approve such actions through their ownership of Common Stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement.  The Board is not soliciting your proxy in connection with the adoption of these resolutions, and proxies are not requested from stockholders.

This Information Statement is being e-mailed or mailed on or about December 2, 2024, or as soon as practically possible, to shareholders of record on November 25, 2024.

Sincerely,

/s/ Thomas M. Sauve
Thomas M. Sauve
Chief Executive Officer

Royalty Management Holding Corporation c/o Law Office of Clifford J. Hunt, P.A. 8200 Seminole Boulevard Seminole, Florida 33772

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INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

_________________________________

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED

IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

The enclosed Information Statement is being furnished to the holders of record of shares of the Class A Common Stock (the “Common Stock”) of Royalty Management Holding Corporation, a Delaware corporation (the “Company” or “RMCO”), as of the close of business on the record date November 25, 2024.

Action by Written Consent

The purpose of the Information Statement is to notify our shareholders that on November 25, 2024, the Company received a written consent in lieu of a meeting of shareholders (the “Written Consent”) from the shareholders holding a majority of the common shares voting rights of the Company, as identified below, holding a combined 9,947,073  votes of our Common Stock representing 66.7% of the voting rights of the issued and outstanding shares of our Common Stock.

Name of Shareholder	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Owned

American Opportunity Ventures LLC	2,626,500	17.6%
Liberty Hill Capital Management LLC	1,420,108	9.5%
First Frontier Capital LLC	1,189,708	8.0%
White River Holdings LLC	1,106,679	7.4%
Homewood Holdings LLC	1,052,377	7.1%
Midwest General Investment Company LLC	995,953	6.7%
White River Ventures LLC	864,196	5.7%
T Squared Partners LP	691,552	4.7%

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The Written Consent adopted resolutions and approved the following:

1.       The Company shall change its domestication from the State of Delaware, where the Company is currently domiciled, to the State of Florida, and the Company shall refile any organizational documents, including the Company’s By-Laws, to reflect and effect this change.

2.       The Company is approved to engage CM3 Advisory for the 2024 year-end audit.

3.       Thomas Sauve, current Chairman of the Board of Directors of the Company, will resign as Chairman, but remain as Director of the Company.  Furthermore, the Company shall appoint D. Joshua Hawes as Chairman of the Board of Directors, which Mr. Hawes has accepted.

4.       The number of Directors on the Board of Directors of the Company has expanded to be five individuals from the current four.  Benjamin Wrightsman has been replaced as Director of the Company with W. Benjamin Kincaid, which Mr. Kincaid has accepted.  Mr. Kincaid will serve as the Chairman of the Nominating Committee of the Board of Directors and serve as member of the Board’s Compensation Committee and Audit Committee.

5.       The remaining Directors of the Company, specifically Ms. Griffith and Mr. Smith, have been appointed for another term.

You are urged to read the Information Statement in its entirety for a description of the actions taken by the majority shareholders of the Company. The resolutions and corporate action will become effective as of the date of the Written Consent.

 Stockholders Entitled to Receive Notice of Action by Written Consent

Because shareholders holding at least a majority of the voting rights of our outstanding Common Stock have voted in favor of the foregoing actions and have sufficient voting power to approve such actions through their ownership of Common Stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement.  The Board is not soliciting your proxy in connection with the adoption of these resolutions, and proxies are not requested from stockholders.

The close of business on November 25, 2024 as the record date for determining the shareholders entitled to notice of the above noted actions. This Information Statement is being e-mailed or mailed on or about December 2, 2024, or as soon as practically possible, to shareholders of record on November 25, 2024.

DISTRIBUTION AND COSTS

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. In addition, we will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this Information Statement and future shareholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future shareholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Shareholders may also address future requests regarding delivery of information statements by contacting us at the address noted above.

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NO VOTE REQUIRED; MANNER OF APPROVAL

Because shareholders holding at least a majority of the voting rights of our outstanding Common Stock have voted in favor of the foregoing actions and have sufficient voting power to approve such actions through their ownership of Class A Common stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement.  The Board is not soliciting proxies in connection with the adoption of these proposals, and proxies are not requested from shareholders.

In addition, the General Corporation Law of Delaware provides in substance that shareholders may take action without a meeting of the shareholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a shareholders meeting.  This action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

The Company has no other classes of voting stock outstanding other than the Class A Common Stock, which is entitled one vote for each share. There are 14,932,918 shares of Class A Common Stock issued and outstanding as of the record date of November 25, 2024. In accordance with our bylaws, our Board of Directors has fixed the close of business on November 25, 2024 as the record date for determining the shareholders entitled to notice of the corporate action stated herein.

On November 25, 2024, the Company received a written consent in lieu of a meeting of shareholders (the “Written Consent”) from the shareholders holding a majority of the common shares voting rights of the Company, as identified below, holding a combined 9,947,073 votes of our Common Stock representing 66.7% of the voting rights of the issued and outstanding shares of our Common Stock.

Name of Shareholder	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Owned

American Opportunity Ventures LLC	2,626,500	17.6%
Liberty Hill Capital Management LLC	1,420,108	9.5%
First Frontier Capital LLC	1,189,708	8.0%
White River Holdings LLC	1,106,679	7.4%
Homewood Holdings LLC	1,052,377	7.1%
Midwest General Investment Company LLC	995,953	6.7%
White River Ventures LLC	864,196	5.7%
T Squared Partners LP	691,552	4.7%

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The Written Consent adopted resolutions and approved the following:

1.       The Company shall change its domestication from the State of Delaware, where the Company is currently domiciled, to the State of Florida, and the Company shall refile any organizational documents, including the Company’s By-Laws, to reflect and effect this change.

2.       The Company is approved to engage CM3 Advisory for the 2024 year-end audit.

3.       Thomas Sauve, current Chairman of the Board of Directors of the Company, will resign as Chairman, but remain as Director of the Company.  Furthermore, the Company shall appoint D. Joshua Hawes as Chairman of the Board of Directors, which Mr. Hawes has accepted.

4.       The number of Directors on the Board of Directors of the Company has expanded to be five individuals from the current four.  Benjamin Wrightsman has been replaced as Director of the Company with W. Benjamin Kincaid, which Mr. Kincaid has accepted.  Mr. Kincaid will serve as the Chairman of the Nominating Committee of the Board of Directors and serve as member of the Board’s Compensation Committee and Audit Committee.

5.       The remaining Directors of the Company, specifically Ms. Griffith and Mr. Smith, have been appointed for another term.

OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s Common Stock.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read or copy any document we file at the public reference room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of this information may also be obtained by mail from the SEC’s Public Reference Branch at 100 F Street, N.E., Washington, D.C. 20549. In addition, our filings with the SEC are also available to the public on the SEC’s internet website at http://www.sec.gov

Exhibit No.	Description of Exhibit

(10.1)	Written Consent to Action by Shareholders

Filed herewith

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IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT PLEASE CONTACT:

Royalty Management Holding Corporation

c/o Law Office of Clifford J. Hunt, P.A.

8200 Seminole Boulevard

Seminole, Florida 33772

Sincerely,

November 27, 2024	/s/ Thomas M. Sauve
Chief Executive Officer & Chairman

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